Exhibit 32.1

CERTIFICATION PURSUANT TO

18 S.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Palm Harbor Homes, Inc. (“the Company”) on Form 10-K for the year ended March 26, 2010, as filed with the Securities and Exchange Commission on the date hereof (“the Report”), we, Larry H. Keener, Chief Executive Officer of the Company and Kelly Tacke, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C.78m or 78o(d); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Larry H. Keener
Larry H. Keener
Chairman and Chief Executive Officer
June 17, 2010

By:	/s/ Kelly Tacke
Kelly Tacke
Chief Financial and Accounting Officer
June 17, 2010